Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Significant Accounting Policies [Abstract]
Goodwill

Goodwill

Goodwill represents the future economic value of assets acquired in a business combination above the separately recorded values of the assets. Subsequent impairment testing involves quantitatively comparing the recorded value to the estimated value of the business unit to which the goodwill is assigned. The estimate is based on judgments of when and whether there will be an economic benefit from the business unit, and assumptions about the amounts. As of December 31, 2022, such comparison indicated the carried value of goodwill was appropriate, and no impairment was recorded.

Intangible assets

Intangible assets

IDEX’s patents and other intellectual property rights created by the Company are capitalized and recorded in the Consolidated Statements of Financial Position only when they satisfy the criteria for capitalization. No development costs have been capitalized in 2022, 2021, or 2020.

Acquired intangible assets are capitalized initially at fair value, normally the purchase price. Intangible assets are amortized over their useful economic lives. An assessment of impairment losses on non-current assets is made when there is an indication of a decrease in value. An intangible asset’s carrying amount is compared to the asset's recoverable amount. The recoverable amount is the higher of the fair value (less costs to sell to an independent third party) or the calculated value based on the discounted estimated cash flow from continued use. The estimate is based on judgments of when and whether there will be an economic benefit from the asset, and assumptions about the amounts. As of December 31, 2022, the Company determined that there were no indicators of impairment, and no impairment was recorded.

Inventory

Inventory

Inventories consist of raw materials, work in process, and finished goods. Inventory is recorded at the lower of cost and net realizable value. Impairment is assessed quarterly, based on management’s judgment of when and whether the inventory may be sold, and assumptions about the sales price and selling costs. The estimate is uncertain, because timing of sales are subject to many risks. Selling prices are uncertain in the market for IDEX's products. Reselling components or other commodity raw materials at any value may not be easily achieved, and elements of work in progress and finished goods, if impaired (i.e., considered excess or obsolete inventory), generally have no resale value and are held for disposal.

Share-based compensation

Share-based compensation

IDEX estimates the fair value of incentive subscription rights (“SRs”) at the grant date by using the Black-Scholes option pricing model, and record share-based remuneration cost over the vesting period of the SRs. The valuation is based on share price and exercise price, share price volatility, interest rates, and the expected term of the SRs, based on historical data. The parameters may in the future deviate from the historical observations. The accrued cost of the Company’s employment taxes associated with the earned intrinsic value of the SRs will vary with share price, which is a highly unpredictable parameter.

IDEX estimates the fair value of the Employee Share Purchase Plan (“ESPP”) at the grant date, i.e. the first date of the contribution period, by using the Black-Scholes option pricing model. The share-based compensation is expensed over the contribution period. The valuation is based on share price and exercise price, share price volatility, interest rates, and the term of the contribution period. The parameters may in the future deviate from the historical observations.

Climate Change

Climate Change

As of December 31, 2022, the possible future financial impact to the Company resulting from climate change is uncertain. Given the nature of the Company’s operations and products, the Company believe any such impact not to be material. The Company is monitoring current and expected climate change effects, as well as measures considered or implemented by government and industry, in order to minimize any negative impact and to take advantage of any favorable opportunities that may arise.

COVID-19

COVID-19

The COVID-19 pandemic, including the global emergence of new variants, continues to cause business and economic uncertainties. The full impact of COVID-19 on the Company’s business, results of operations, and financial condition may depend on numerous evolving factors that are highly uncertain and cannot be accurately predicted. The Company will continue to monitor the evolving situation and will assess modifying its response to the pandemic, as well as any relevant implications for its operations or financial reporting.

The Company has not experienced significant delays in its development projects, and it has not incurred additional costs as a result of its response to the pandemic. Disruption of supply chains, particularly the semiconductor supply chain, has been attributed to the pandemic. While the Company did not experience supply chain disruptions that were material to its operations or financial results during 2021 or 2022, operational planning and management of inventory levels were challenging, given uncertainties associated with vendor capacity availability and allocations to the Company of such capacity. Because management expects such uncertainties will continue through 2023, the Company may place orders for, and hold balances of, inventory at higher levels than would be expected if such uncertainties did not exist.

Management believes the pandemic has had an adverse influence on the timing of activities of smart card manufacturers and issuers, including delaying product development and the initiation of trials and pilots involving smart cards incorporating our fingerprint authentication solutions.

Interest Rate Risk

Interest Rate Risk

As of December 31, 2022, IDEX had cash of $16.1 million. The Company’s exposure to interest rate sensitivity is influenced primarily by changes in the underlying bank interest rates in the various currencies. IDEX’s cash is held in bank accounts, all of which are considered highly liquid. Accordingly, an immediate one percentage point change in interest rates would not have a material effect on the fair market value the Company’s cash accounts. As the Company has no debt to financial lenders, it is not exposed interest rate risks associated with variable rate debt. In calculating the recorded and carrying values of leases, interest rates are a variable in the calculations of these values, but do not represent a meaningful level of risk of material changes in these values.

Financial risks

Financial risks

IDEX emphasizes capital preservation and liquidity in managing its cash, which is held in bank accounts, which are denominated in USD, NOK, GBP, and CNY.

Short-term capital requirements include funding operating losses and supporting net working capital requirements. Reflecting the Company’s operating model, investments in property, plant, and equipment are modest, and have been funded with proceeds from issuance of the Company’s Ordinary Shares. IDEX has been funded through the issuance of Ordinary Shares since it was established in 1996.

The current cash position and financial forecasts indicate that in 2023, the Company will need significant funding in the form of equity injection, debt or other. The board is considering various funding options and believes that the Company will obtain further financing for its planned operation, growth and working capital requirements. Refer to the comments regarding going concern in Note 2.

Currency Risk

Currency Risk

The Company’s trading transactions are commonly denominated in U.S. Dollars (“USD”), which is the Company’s consolidation and presentation currency. The functional currency of the parent company, IDEX Biometrics ASA, is USD, while the functional currencies of the subsidiaries are the currency in their respective domiciles. The Company incurs a portion of its expenses in other currencies than the USD, primarily British Pounds (“GBP”), Norwegian Krone (“NOK”), Euro ("EUR"), and Chinese Yuan (“CNY”). The Company's cost level is exposed to changes in the rates of exchange between the USD and these currencies. IDEX seeks to minimize this exposure by maintaining currency cash balances at targeted levels appropriate to meet foreseeable short-term expenses in these other currencies. The Company does not use forward exchange contracts or other hedging strategies to manage exchange rate exposure. Excess cash balances are generally held in USD-denominated accounts.

Each subsidiary's assets and liabilities are naturally hedged by being held and denominated in the functional currency of the subsidiary.

In addition to USD, the parent company holds bank deposits in NOK and GBP; receivables in NOK, GBP and EUR; and payables in NOK, GBP and EUR. A 10% change in the relative value of USD to NOK would not have had a material effect on the carrying value of the Company’s net financial assets and liabilities in foreign currencies at December 31, 2022 and December 31, 2021. The same applies to the value of USD to CNY or EUR. A 10% increase in the value of the GBP relative to the USD would have had a corresponding effect on the carrying value of our net financial assets and liabilities in foreign currencies at December 31, 2022 of approximately $750 thousand.

Credit and Liquidity Risk

Credit and Liquidity Risk

IDEX extends customary credit terms to customers, reflecting its assessment of their individual creditworthiness. The Company does not believe it was exposed to significant credit risk associated with its Accounts receivable, trade, balance as of December 31, 2022. (See Note 11 – Accounts receivable.) If revenue continues to increase, such balances from a broadening customer base will expand, potentially increasing the Company’s exposure to credit risk.

As of December 31, 2022, the parent company had extended advances to IDEX UK denominated in GBP, in the equivalent to $7,597. It is expected that IDEX UK will eventually repay these advances.

The Company believes it faces minimal risk on its cash position, as IDEX’s cash is on deposit with reputable, regulated banks. The Company has no debt to financial institutions.

The balance sheet solvency amounted to $13,370 at December 31, 2022. The Company aims to increase revenue generation through sales of its products; however, it does not currently have the cash resources to fully meet its operating commitments for the twelve months following the date of the financial statements. This cast significant doubt on the Company’s ability to continue as a going concern.

Consolidation

Consolidation

The Company’s Consolidated Financial Statements are comprised of the financial statements of IDEX Biometrics ASA and its wholly-owned subsidiaries, with all intercompany transactions, balances, revenue, expenses, and unrealized internal profit or losses eliminated upon consolidation.

Equity

Equity is comprised of the following:

•

Share Capital: comprised of the nominal amount of the parent’s ordinary shares. This capital is not distributable in the form of dividends under the Norwegian Public Limited Liability Companies Act (the “PLLC Act”) (refer to Note 15: Share Capital and Share Premium).
•

Share Premium: comprised of: (1) the amount received attributable to Share Capital, in excess of the nominal amount of shares issued by the parent company, reduced by; (2) issuance costs directly attributable to the capital increase and; (3) transfers into the Capital Reduction Reserve, (refer to Note 15: Share Capital and Share Premium).
•

Share Based Payment Reserve: comprised of Share-based payment reserve.
•

Foreign Currency Translation Effects: comprised of Currency Translation Difference.
•

Capital Reduction Reserve: comprised of the absorption of accumulated losses of the Company by the Share Premium, as resolved by the Company’s Board of Directors (refer to Note 15: Share Capital and Share Premium).
•
Accumulated Loss: is comprised of cumulative historical losses of the Company.

Revenue recognition

Revenue recognition

Revenue is recognized when control of the promised goods or services is transferred to a customer, in an amount reflecting the consideration the Company expects to be entitled to in exchange for those goods or services. Sales, value add, and other taxes incurred concurrent with revenue producing activities are excluded from revenue. Shipping and handling charges to customers are included in revenue, and costs incurred associated with outbound freight after control over a product has transferred to a customer are accounted for as revenue reductions.

The Company’s primary source of revenue comes from the sale of its products, which principally are biometric fingerprint modules, consisting of a sensor and an ASIC in a single package. Each module also contains embedded software. The hardware and the embedded software are interdependent, in that each needs the other to provide the intended fingerprint authentication function to the customer. The primary customers for the Company’s products are smart card manufacturers and similar solution integrators. The Company currently does not utilize distributors for the resale of its products.

The Company, from time to time, licenses its intellectual property under right to use licenses, in which royalties due to the Company are based upon a percentage of the licensee’s sales and/or unit volumes. For the years ended December 31, 2022, 2021, and 2020, the Company recognized no revenue from licensing its intellectual property.

Certain contracts with customers contain multiple performance obligations, which typically may include a combination of non-recurring engineering (“NRE”) services, prototype units, and production units. For these contracts, if the individual performance obligations are distinct, they are accounted for separately. Generally, the Company has determined the NRE services and prototype units represent one distinct performance obligation, and the production units represent a separate distinct performance obligation. For such arrangements, revenue is allocated to each performance obligation based on its relative standalone selling price, based on prices charged to other customers or based on expected cost plus a customary profit margin. The Company generally recognizes revenue for NRE services and prototype units at the point in time when a defined milestone under the arrangement is completed and control is transferred to the customer, which is generally the shipment or delivery of the prototype units. Revenue for production units is recognized upon shipment or delivery, consistent with product revenue recognition summarized above.

The Company also recognizes revenue from contracts with customers associated with the delivery of certain services, ranging from standalone NRE to advisory services. Generally, these contracts include a single performance obligation (i.e., service element), and revenue is recognized upon the completion of the defined service element and final acceptance by the customer of the project deliverable, if any. However, revenue from services may be recognized over time, if recognition of multiple service elements is based on completion of substantive and results-based contractual milestones, and acknowledgement by the customer of such completion.

The Company does not have material obligations or reserves for warranties, returns, or customer refunds. The Company does not have material obligations or reserves for warranties, returns, or customer refunds.There were no contract asset or contract liability balances at December 31, 2020, 2021 or 2022.

Cost of materials, net of inventory change

Cost of materials, net of inventory change

Cost of materials, net of inventory change, primarily consists of the costs of raw materials, contract manufacturing, and transportation associated with production and storage of products for sale to customers, net of inventory change.

Foreign currencies

Foreign currencies

The Company’s Consolidated Financial Statements are presented in USD. The functional currency of the parent company is USD, while the functional currency for each foreign subsidiary is its local currency. Transactions involving the translation to the respective functional currencies of values denominated in foreign currencies are classified as monetary or non-monetary, thereby defining the measurement and recognition of foreign currency translation gains and losses applicable to a transaction.

Monetary assets and liabilities generally have values fixed by explicit or implicit contract. Examples include bank deposits, debt, accounts receivable, and accounts payable. Monetary assets and liabilities subject to foreign currency adjustments are measured on the initial transaction date using the exchange rates in effect at that date. At each subsequent reporting date and through the date of settlement (i.e., payment) or derecognition, such monetary assets and liabilities are remeasured using the then-current exchange rate, and any foreign currency translation gains or losses are recorded by the entity within Financial income or Financial cost.

Non-monetary assets and liabilities generally are those assets and liabilities for which the recorded values are not subject to contractual or other formal definitions (i.e., those assets and liabilities that are not classified as monetary assets or liabilities). Non-monetary assets and liabilities are not subject to foreign currency adjustments at entity level.

Assets and liabilities in entities with another functional currency than the USD, including goodwill and fair value adjustments, if any, are translated into USD using the exchange rates in effect at the reporting date of the Consolidated Statements of Financial Position. Amounts reported on the Consolidated Statements of Profit and Loss are translated to USD using the average exchange rates in effect for the reporting period. Significant, large transactions may be translated using the rate at the transaction date.

Foreign exchange differences arising on translation from functional currency to presentation currency are reported in Other comprehensive income (“OCI”). Translation gains or losses previously recognized in OCI are reversed and recognized in the Consolidated Statements of Profit and Loss, if and when the entity is disposed.

Research and development expenses

Research and development expenses

Expenses in this category consist primarily of the costs of services and materials used in engineering activities and certain outsourced development activities. Payroll costs related to research and development employees are classified as Compensation and benefit expenses, not as research and development expenses, on the Consolidated Statement of Profit and Loss. However, the compensation paid to individual contractors serving in engineering roles is included in Research and development expenses.

Research costs are expensed as incurred. Development expenses that do not meet the criteria of capitalization are expensed as incurred. Development expenses are capitalized when (i) the technical feasibility of completing development has been demonstrated, (ii) the costs of development can be measured reliably, (iii) it is probable IDEX will realize future economic benefits from the asset, and (iv) IDEX has committed to complete the development. Once the development is complete and the resulting asset is available for use, the capitalized development cost (i.e., the asset value) is amortized over its expected useful life.

The Company applies for and has received government grants associated with certain research and development projects. The earned (i.e., recognized) value, if any, of government grants applicable to research and development activities are credited against costs. Generally, the applications or claims for such grants are submitted after completion of the qualifying activities. When it is realistic that the application or claim will be successful and the amount can be determined reliably, the Company credit the value of the grant against research and development expenses for that reporting period. Due to the timing difference between the completion of the qualifying activities, the approval of our grant application or claim, and the receipt of the funds associated with the grant, we may record, pending receipt of funds, the value of the grant as an Account receivable, other.

Finance income and finance cost

Finance income and finance cost

Finance income and finance cost consists of interest income, interest expense, and net foreign exchange losses (gains) arising from settlement of obligations denominated in foreign currencies during the period and foreign currency translation adjustments recognized at period-end.

Segment reporting

Segment reporting

IDEX manages its operations as a single segment for the purposes of assessing performance and making operating decisions. IDEX operates as one operating segment, fingerprint imaging and authentication technology. IDEX has determined that its chief operating decision maker is its Chief Executive Officer. The Company’s chief operating decision maker reviews the Company’s financial information on an aggregated basis for the purposes of allocating resources and assessing financial performance.

IDEX categorizes customers by geographic region utilizing the addresses to which we invoice our products or services. The Company’s product and service revenue by geographic region is as follows:

	Year Ended December 31,
($000s)	2022	2021	2020
Product Revenue:
Europe, Middle East, and Africa	$3,574	$2,807	$952
Americas	252	0	5
Asia-Pacific	63	30	56
Total product revenue	3,889	2,837	1,013
Service Revenue:
Europe, Middle East, and Africa	10	3	2
Americas	193	0	77
Asia-Pacific	—	0	3
Total service revenue	203	3	82
Total Revenue	$4,091	$2,840	$1,095

The Company’s revenue has in the past come from a limited number of customers. During 2022, the top two customers accounted for approximately 48% and 24% of the Company’s revenue, respectively, and in 2021, the top two customers accounted for 85% and 9% of revenue, respectively. In 2020, the top two customers accounted for 81% and 4% of revenue, respectively.

Accounting standards issued but not effective

Accounting standards issued but not effective

The Company will adopt applicable new and amended accounting standards, including interpretations, when they become effective. We do not expect any significant impact on the Company's result or financial position from the new and amended standards issued but not yet effective.

Amendments to IAS 1–Classification of liabilities as current or non-current — The amendments clarify the requirements for classifying liabilities as current or non-current. The amendments are effective for reporting periods beginning on or after January 1, 2023, and must be applied retrospectively. The amendments will not have a material impact on any of the Company's liabilities as of December 31, 2022, 2021 or 2020.

Amendments to IAS 8–Definition of accounting estimates — The amendments clarify the distinction between changes in accounting estimates and changes in accounting policies and the correction of errors. The amendments also clarify how entities use measurement techniques and inputs to develop accounting estimates. The amendments are effective for reporting periods beginning on or after January 1, 2023, and apply to changes in accounting policies and changes in accounting estimates that occur on or after the start of such period. The amendments are not expected to have a material impact on the company's financial statements.

Amendments to IAS 1 and IFRS Practice statement 2–Disclosure of accounting policies — The amendments replace the requirement to disclose the ‘significant’ accounting policies with a requirement to disclose the ‘material’ accounting policies. The amendments to IAS 1 are applicable for annual periods beginning on or after 1 January 2023. The Company will revise the accounting policy information disclosures for 2023 to become consistent with the amended IAS 1.

Amendments to IAS 12–Deferred tax related to asssets and liabilities arising from a single transaction — The amendments should be applied to transactions that occur on or after the beginning of the earliest comparative period presented. The amendments are not expected to have a material impact on the company's financial statements.